UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2021
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia 4000 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 24, 2021 Mr. Richard Rose informed Coronado Global Resources Inc. (the “Company”) of his intention to resign as Vice President, Chief Legal Officer and Secretary of the Company as of a future date to be determined. The Company and Mr. Rose have agreed that Mr. Rose’s departure will be effective as of August 31, 2021.

Item 7.01	Regulation FD Disclosure.

On July 15, 2021 (July 16, 2021 in Australia), the Company lodged an announcement with the Australian Securities Exchange (the “ASX”) announcing that it intends to host a conference call for its investors on July 21, 2021 (July 22, 2021 in Australia). Details for the call are contained in the announcement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 8.01	Other Events.

On July 15, 2021 (July 16, 2021 in Australia), the Company lodged an announcement with the ASX announcing the appointment of Mr. Christopher P. Meyering as Vice President, Chief Legal Officer and Secretary of the Company effective September 1, 2021. A copy of the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Announcement regarding Investor Call

99.2	Announcement regarding the appointment of Mr. Christopher P. Meyering as Vice President, Chief Legal Officer and Secretary

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Garold Spindler
Name:	Garold Spindler
Title:	Managing Director and Chief Executive Officer

Date:	July 16, 2021